                                                                     Exhibit 3.6

                                     [LOGO]

                                  GOVERNMENT OF
                            NEWFOUNDLAND AND LABRADOR
                   Department of Government Services and Lands

                              THE CORPORATIONS ACT
                                     FORM 5

                            CERTIFICATE OF AMENDMENT
                (Sections 25, 54, 286, 314, 315 and Section 451)


CHC HELICOPTERS INTERNATIONAL INC.                              2822-D
-------------------------------------------         ----------------------------
       Name of Corporation                                      Number

I certify that the Articles of the Incorporation were amended

(a)  under section 25 of the Corporations Act in accordance              / /
     with the attached Notice;

(b)  under section 54 of the Corporations Act as set out in the          / /
     attached Articles of Amendment designating a series of shares;

(c)  under section 286 of the Corporations Act as set out in the         / /
     attached Articles of Amendment;

(d)  under section 314 of the Corporations Act as set out in the         / /
     attached Articles of Reorganization;

(e)  under section 315 of the Corporations Act as set out in the         / /
     attached Articles of Arrangement;

(f)  under section 451 of the Corporations Act as set out in the         /X/
     attached Articles of X Amendment.


Registrar                                                  Date of Amendment

/s/                                                        February 5, 2001
------------------------------------

                                     [LOGO]

                                  GOVERNMENT OF
                            NEWFOUNDLAND AND LABRADOR

                              THE CORPORATIONS ACT

                                     FORM 4

                              ARTICLES OF AMENDMENT
                               (Sections 54, 285)


----------------------------------------------    ----------------------------
1 - Name of Corporation                                2 - Corporation No.

       Canadian Helicopters Limited                   2822 - D
-----------------------------------------------   ----------------------------
3 - The articles of the above-named corporation are amended as follows:

        CHC Helicopters International Inc.


---------------------  ------------------------  -----------------------------
       Date                     Signature            Description of Office

Jan. 30, 2001          /s/ Joanne Dominie      Corporate Controller and
                       -------------------     Assistant Secretary
                       Joanne Dominie
--------------------- ------------------------ -------------------------------
For Departmental use only
---------------------------------------------- -------------------------------
                                                Filed
                                               -------------------------------


                                                           RECEIVED

                                                          FEB 05 2001

                                                     REGISTRY OF COMPANIES

[LOGO] Industry Canada                 Industrie Canada


Certificate                                 Certificat
of Amendment                                de modification

Canada Business                             Loi canadiene sur
Corporation Act                             ___ ____par actions

----------------------------------------------------------------------------------------------------------------------
CHC HELICOPTER INTERNATIONAL INC.                                                       325328-0
-------------------------------------------------------                  ---------------------------------------------
Name of corporation-Denomination de la societe                           Corporation number-Numero de la societe
I hereby certify that the articles of the above-named                    Ja certifie que les starues de la societe
corporation were amended:                                                ________________ ont ete modifies:

a)       under section 13 of the Canada Business               / /       a)   en vertu de l'article 13 de la Loi
         Corporations Act in accordance with the                              canadienne sur les societe por actions,
         attached notice;                                                     conformement a l'apris ci-joint;

b)       under section 27 of the Canada Business               / /       b)   en vertu de l'article 27 de la Loi
         Corporations Act as set out in the attached                          canadienne sur les societe por
         articles of amendment designating a series of                        actions, tel qu'il est indique dans
         shares;                                                              les clauses modifications
                                                                              ci-jointes designant une serie
                                                                              d'actions;

c)       under section 179 of the Canada Business              / /       c)   en vertu de l'article 179 de la Loi
         Corporations Act as set out in the attached                          canadienne sur les societe pors
         articles of amendment;                                               actions, tel qu'il est indique dans
                                                                              les clauses modifications ci-joint;

d)       under section 191 of the Canada Business              /X/       d)   en vertu de l'article 191 de
         Corporations Act as set out in the attached                          la Loi canadienne sur les societe por
         articles of reorganization;                                          actions, tel qu'il est indique dans
                                                                              les clauses de reorganization
                                                                              ci-jointes;


/s/                                                                      October 26, 2000 / le 26 octobre 2000
----------------------------------------------------

            Director - Directeur                                 Date of Amendment - Date de modification
----------------------------------------------------------------------------------------------------------------------

Canada

Industry Canada         Industrie Canada                      FORM 4                       FORMULE 4
                                                       ARTICLES OF AMENDMENT        CLAUSES MODIFICATIONS
                                                        (SECTION 27 OR 177)          (ARTICLES 27 OU 177)
Canada Business         - Loi canadienne sur les
Corporations Act          certificate por actions
---------------------------------------------------------------- -------------------------------------------
1 - Name of Corporation - ______________________                 2 - Corporation No. - N(0)de ___________

CANADIAN HELICOPTERS LIMITED /                                                     3255280
LES HELICOPTERS CANADIENS LIMITEE


------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended as follows: _______________________


The name of the Corporation is changed to:

    CHC HELICOPTERS INTERNATIONAL INC.


------------------- ------------------------- ----------------------------------
Date                Signature                 Tide - Tira

October 24, 2000    /s/  Noel Clarke          Officer  Senior Vice President
                    ----------------------             and Secretary
                    Noel Clarke
------------------- ------------------------- ----------------------------------
                          IC 3009 (1____91)   For Departmental use only - A ____
                                              ----------------------------------
                                              Filed
                                              ________       OCT 30 2000


                                              ----------------------------------